                         NOTICE OF GUARANTEED DELIVERY
                                       TO
                         TENDER SHARES OF COMMON STOCK
                                       OF

                            HAMBRECHT & QUIST GROUP

     As set forth in Section 3 of the Offer to Purchase described below, this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available or the certificates for Shares and all other required documents cannot be delivered to ChaseMellon Shareholder Services, L.L.C. (the "Depositary") on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary.

                        The Depositary for the Offer is:

                                  CHASEMELLON
                          SHAREHOLDER SERVICES, L.L.C.

              By Mail:                             By Hand:                   By Overnight Delivery:
      Reorganization Department           Reorganization Department         Reorganization Department
        Post Office Box 3301                     120 Broadway                   85 Challenger Road
 South Hackensack, New Jersey 07606               13th Floor                     Mail Drop-Reorg
                                           New York, New York 10271        Ridgefield Park, New Jersey
                                                                                      07660

            By Facsimile Transmission:                         Confirm Receipt of Facsimile
         (For Eligible Institutions Only)                           By Telephone Only:
                  (201) 296-4293                                      (201) 296-4860

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Bridge Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of The Chase Manhattan Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 4, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, par value $0.01 per share (the "Shares"), of Hambrecht & Quist Group, a Delaware corporation, indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.
                                   SIGN HERE

 Number of Shares:
 ----------------------------------

 Certificate No(s) (if available):

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 Check box if Shares will be tendered by
 book-entry transfer:  [ ]

 The Depository Trust Company Account Number:

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 Dated:
 ----------------------------------------------
Name(s) of Record Holder(s):

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                                (Please Print)

Address(es):
----------------------------------------

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                                                                     (Zip Code)
Area Code and Telephone No(s):

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Signature(s):
----------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4, and (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Shares, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

 Name of Firm:
 --------------------------------------

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                             (Authorized Signature)

 Address:
 --------------------------------------------

 -----------------------------------------------------
                                                                      (Zip Code)
Title:
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Name:
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                            (Please Print or Type)

Area Code and Telephone No.:
----------------------

Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR
      SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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